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                                                               Exhibit 10.10.2


                   MODIFICATION OF NOTE AND CREDIT AGREEMENT
                   -----------------------------------------

          This Modification of Note and Credit Agreement ("Modification Agreement") is entered into effective on June 20, 1996 by and among TOKAI BANK OF CALIFORNIA, a California banking corporation, hereinafter referred to as "Lender," GW SERVICES, INC., a California corporation, hereinafter referred to as "Borrower," and GLACIER WATER SERVICES, INC., a Delaware corporation, hereinafter referred to as "Guarantor."

                                    RECITALS

     A. On or about February 14, 1994 Lender, Borrower and Guarantor entered into a Credit Agreement (hereinafter the "Credit Agreement") dated February 14, 1994.

     B. Pursuant to the terms of the Credit Agreement the Borrower executed a Promissory Note (hereinafter the "Note") dated February 28, 1994 payable to the order of the Lender in the full amount of $12,000,000.00.

     C. The Lender, the Borrower and the Guarantor executed those certain Modifications of Note and Credit Agreement dated February 13, 1995, amending certain terms and provisions of said Note and Credit Agreement, which includes the increase of the credit facility from $12,000,000.00 to $16,000,000.00.

     D. The Lender, the Borrower and the Guarantor executed that certain Modification of Note and Credit Agreement dated February 6, 1996, amending certain terms and provisions of said Note and Credit Agreement.

     E. All capitalized terms herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     F. The Lender and Guarantor have requested and the Lender has agreed to further modify the terms of the Note and Credit Agreement as set forth below.

     NOW THEREFORE, for valuable consideration and the mutual promises and agreements hereinafter contained, Lender, Borrower and Guarantor hereby amend as follows, the terms and provisions of the Note and Credit Agreement as previously amended:

     A. The Note, as previously amended, is modified as follows:

          1. In the first paragraph of the Note the amount which was previously amended to read "Sixteen Million and No/100 Dollars ($16,000,000.00)" is amended to read "Eighteen Million and No/100 Dollars ($18,000,000.00)."

          2. In paragraph (a.) on page one of the Note, as previously amended, the date which reads "June 1, 1997" is hereby further amended to read "July 1, 1998."

     B. The Credit Agreement, as previously amended, is modified as follows:

          1. The definition of the following capitalized term in Section 1.1 is amended in entirety to read as follows:

             "Primary Maturity Date" means and refers to July 1, 1998.
             -----------------------

          2. In Section 2.1 the dollar amount which was previously amended to read "Sixteen Million and No/100 Dollars ($16,000,000.00)" is hereby amended to read "Eighteen Million and No/100 Dollars ($18,000,000.00)."

          3. In Section 2.3 the dollar amount which was previously amended to read "Sixteen Million and No/100 Dollars ($16,000,000.00)" is hereby amended to read "Eighteen Million and No/100 Dollars ($18,000,000.00)."

          4. In Section 2.4 the dollar amount which was previously amended to read "Sixteen Million and No/100 Dollars ($16,000,000.00)" is hereby amended to read "Eighteen Million and No/100 Dollars ($18,000,000.00)" and the date which was previously amended to read "June 1, 2002" is hereby amended to read "July 1, 2003."

          5. In Section 2.7 the date which was previously amended to read "June 1, 2002" is hereby amended to read "July 1, 2003."

          6. In Section 6.1(m) the dollar amount which reads "One Hundred Thousand Dollars ($100,000.00)" is hereby amended to read "Three Hundred Thousand Dollars ($300,000.00)."

          7. In Section 6.16(f) the dollar amount which reads "One Hundred Thousand Dollars ($100,000.00)" is hereby amended to read "Three Hundred Thousand Dollars ($300,000.00)."

          8. In Exhibit N-1 to the Credit Agreement the dollar amount which was previously amended to read "Sixteen

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Million Dollars and No/100 ($16,000,000.00)" is hereby amended to read "Eighteen
Million and No/100 Dollars ($18,000,000.00)."

          9. In Exhibit N-2 to the Credit Agreement the dollar amount which was previously amended to read "Sixteen Million and No/100 Dollars ($16,000,000.00)" is hereby amended to read "Eighteen Million and No/100 Dollars
($18,000,000.00)."

     C. Borrower hereby represents and warrants to Lender and covenants and agrees with Lender as follows:

          1. Borrower is a corporation, duly organized and validly existing and in good standing under the laws of the State of California. There have been no amendments to the Articles of Incorporation (Articles) of the Borrower subsequent to February 1, 1994.

          2. Borrower has full legal right, power and authority to enter into and perform this Modification Agreement. The execution and delivery of this Modification Agreement by Borrower and the consummation by Borrower of the transactions contemplated hereby have been duly authorized by all necessary action on behalf of Borrower. This Modification Agreement is a valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          3. Neither the execution and delivery of this Modification Agreement by Borrower nor the consummation by Borrower of the transactions contemplated hereby conflicts with or constitutes a violation or a default under the Articles, any statute, law, regulation, order to decree applicable to Borrower, or any contract, commitment, agreement, arrangement or restriction of any kind to which Borrower is a party, by which Borrower is bound or to which any of Borrower's property or assets are subject.

          4. There are no actions, suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower in relation to its obligations to Lender, or involving the validity and enforceability of this Modification Agreement, the Loan Documents, or the priority of any liens given by Borrower to Lender in accordance with the Loan Documents, at law or in equity, or before or by any governmental agency, or which could have material adverse effect on the financial condition, operations, properties, assets, liabilities or earning of Borrower, or the ability of Borrower to perform its obligations to Lender.

     D. This Modification Agreement is, in part, a reaffirmation of the obligations and indebtedness of Borrower to

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Lender, as evidenced by the Loan Documents.  Therefore, Borrower and Guarantor
represent and warrant that, except as specified herein, all of the terms and conditions of the Loan Documents are and shall remain in full force an effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects.

     E. This Modification Agreement shall be binding upon and inure to the benefit of successors and assignees of the parties hereto.

     F.  Borrower and Guarantor, by execution of this Modification
Agreement, hereby each declare that it has no set-offs, counterclaims, defenses or other causes of action against Bank arising out of the Loan, evidenced by the Note or any document executed in connection with the Loan. To the extent that any such set-offs, counterclaims, defenses or other causes of action may exist, such matters are hereby waived, released and forever discharged by Borrower and Guarantor.

     G. This Modification Agreement may only be modified or amended by written agreement duly executed by the party to be charged.

     H. This Modification Agreement constitutes the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

     I. This Modification Agreement is not a novation, nor, except as provided for herein, it is to be construed as a release or modification of any of the terms, conditions, warranties, waivers, or rights set forth in the Loan Documents. Nothing contained in this Modification Agreement shall be deemed to constitute a waiver by Lender or any required performance by Borrower, or to require any forbearance or extension other than that which is specifically agreed to herein by Lender, and no other forbearance or extension is to be implied from the language used herein, by operations of law, or otherwise.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this
12th day of March, 1996.

LENDER:                            BORROWER:
TOKAI BANK OF CALIFORNIA,          GW SERVICES, INC.,
a California banking               a California corporation
corporation

By:/s/ Rick T. Beatty              By:/s/ Jerry A. Gordon
   ---------------------              ----------------------
     Rick T. Beatty                       Jerry A. Gordon
     Vice President                       President
     San Diego Office

By:                                By:/s/ John T. Vuagniaux
   ---------------------              ----------------------
     Flordeliza S. Herrera                John T. Vuagniaux
     Assistant Vice President             Vice President, Service
     Loan Documentation                   Support
     Department

                                  GUARANTOR:
                                  GLACIER WATER SERVICES, INC.,
                                  a Delaware corporation

                                  By:/s/ Jerry A. Gordon
                                     ----------------------
                                    Jerry A. Gordon
                                    President

                                  By:/s/ Brenda K. Foster
                                     ----------------------
                                    Brenda K. Foster
                                    Vice President,
                                    Controller
                                         Secretary

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